CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     IN CONNECTION WITH THE ACCOMPANYING ANNUAL REPORT ON FORM 10-KSB OF NANTUCKET INDUSTRIES, INC. FOR THE PERIOD ENDED FEBRUARY 28, 2003, JOHN TREGLIA, CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF NANTUCKET INDUSTRIES, INC. HEREBY CERTIFY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, TO THE BEST OF MY KNOWLEDGE AND BELIEF, THAT:

     1. Such Annual Report on Form 10-K for the period ended February 28, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Annual Report on Form 10-K for the period ended February 28, 2003, fairly presents, in all material respects, the financial condition and results of operations of Nantucket Industries, Inc.

Dated:  June 12, 2003

NANTUCKET INDUSTRIES,  INC.


By: John Treglia
-------------------------------------
Chief Executive Officer and
Chief Financial Officer